UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 5, 2015

TRUEBLUE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction
of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington	98402
(Address of Principal Executive Offices)	(Zip Code)
(253) 383-9101
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Form 8-K/A is being filed to correct the Form 8-K, dated February 5, 2014, and filed on February 5, 2015, which indicated the wrong date of the report on the cover page and the signature page and in the text of Items 2.02 and 9.01, and was missing the conformed signature of the Company's Chief Financial Officer and Executive Vice President. The appropriate date of the report is February 5, 2015 (instead of February 5, 2014), which is the date of the press release and conference call discussed in the report. All other information remains unchanged from the original filing.

Item 2.02.	Results of Operations and Financial Condition.

On February 5, 2015, TrueBlue, Inc. (the “Company”) issued a press release (the “Press Release”) reporting its financial results for the fourth quarter ended December 26, 2014 and revenue and earnings guidance for the first quarter of 2015, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference. Also attached to this report as Exhibit 99.2 is a slide presentation relating to the financial results for the fourth quarter ended December 26, 2014 (the “Earnings Results Presentation”), which will be discussed by management of the Company on a live conference call at 2 p.m. Pacific Time (5 p.m. Eastern Time) on Thursday, February 5, 2015. The Earnings Results Presentation is also available on the Company's website, www.trueblue.com.

In accordance with General Instruction B.2. of Form 8-K, the information contained above in this report (including the Press Release and the Earnings Results Presentation) shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the Press Release or the Earnings Results Presentation be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 7.01.	Regulation FD Disclosure
We are also attaching our Q1 2015 Investor Presentation (the "Investor Presentation") to this report as Exhibit 99.3, which we will reference in our Q4 2014 earnings results discussion and which may be used in future investor conferences. The Investor Presentation is also available on the Company's website, www.trueblue.com.
In accordance with General Instruction B.2. of Form 8-K, the information contained above in this report (including the Investor Presentation) shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the Investor Presentation be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of the Company dated February 5, 2015

99.2	Earnings Results Presentation

99.3	Investor Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date:	February 5, 2015	By:	/s/ Derrek L. Gafford
Derrek L. Gafford
Chief Financial Officer and Executive Vice President